Exhibit 10.3
EXECUTION COPY
DEBTOR-IN-POSSESSION ACCOUNTS AGREEMENT
dated as of February 4, 2011
among
SOUTHWEST GEORGIA ETHANOL, LLC,
as the Borrower,
AMARILLO NATIONAL BANK,
as the Accounts Bank and the Securities Intermediary,
WESTLB AG, NEW YORK BRANCH,
as the Collateral Agent for the Senior Secured Parties,
WESTLB AG, NEW YORK BRANCH,
as the Pre-Petition Collateral Agent for the Pre-Petition Senior Secured Parties,
and
WESTLB AG, NEW YORK BRANCH,
as the Administrative Agent for the Lenders,

i

ii

THIS DEBTOR-IN-POSSESSION ACCOUNTS AGREEMENT, dated as of February 4, 2011 (this “Accounts Agreement”), is entered into by and among SOUTHWEST GEORGIA ETHANOL, LLC, a Georgia limited liability company and a debtor-in-possession under Chapter 11 of the Bankruptcy Code (as defined below) (the “Borrower”), AMARILLO NATIONAL BANK, in its capacity as accounts bank (together with its successors and assigns in such capacity, the “Accounts Bank”) and in its capacity as securities intermediary (together with its successors and assigns in such capacity, the “Securities Intermediary”), WESTLB AG, NEW YORK BRANCH, in its capacity as collateral agent for the Senior Secured Parties (as defined below) (together with its successors and assigns in such capacity, the “Collateral Agent”), WESTLB AG, NEW YORK BRANCH, in its capacity as collateral agent for the Pre-Petition Senior Secured Parties (as defined below) (together with its successors and assigns in such capacity, the “Pre-Petition Collateral Agent”) and WESTLB AG, NEW YORK BRANCH, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower has entered into the Debtor-In-Possession Credit Agreement, dated as of the date hereof (the “Credit Agreement”), among the Borrower, each of the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent pursuant to which, among other things, the Lenders have committed to make loans to, and for the benefit of, the Borrower; and
WHEREAS, it is a requirement under the Credit Agreement that the Borrower execute and deliver this Accounts Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the promises contained herein, and to induce the Lenders to enter into the Credit Agreement and to make the advances of credit to the Borrower contemplated thereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION
Section 1.01 Defined Terms. The following terms when used in this Accounts Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings:
“Accounts Bank” has the meaning provided in the preamble.
“Accounts Bank Action” has the meaning provided in Section 5.04(b) (Written Instructions; Notices).
“Account Collateral” has the meaning provided in Section 2.04 (Security Interest).
“Administrative Agent” has the meaning provided in the preamble.
“Borrower” has the meaning provided in the preamble.
“Cash Equivalents” means:
(i)
readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof, or obligations unconditionally guaranteed by the full faith and credit of the government of the United States, in each case maturing within one (1) year from the date of acquisition thereof;

(ii)
securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than one (1) year from the date of acquisition thereof and, at the time of acquisition, having a rating of AA- or higher from S&P or Aa3 or higher from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service); and

(iii)
investments in certificates of deposit, banker’s acceptances and time deposits maturing within two hundred and seventy (270) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America, any State thereof, any country that is a member of the Organisation for Economic Co-Operation and Development or any political subdivision thereof, that has a combined capital and surplus and undivided profits of not less than five hundred million Dollars ($500,000,000).

“Collateral Agent” has the meaning provided in the preamble.
“Credit Agreement” has the meaning provided in the first recital.
“Indemnitee” has the meaning provided in Section 6.07 (Indemnification by the Borrower).
“Notice of Security Discharge Date” means notification by the Administrative Agent to the Accounts Bank that the Security Discharge Date has occurred.
“Notice of Suspension” has the meaning provided in Section 4.01(a) (Notices of Suspension of Project Accounts).
“Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) of 2001, and the rules and regulations promulgated thereunder from time to time in effect.
“Pre-Petition Accounts Agreement” means the Accounts Agreement, dated as of November 20, 2007, among the Borrower, the Accounts Bank as accounts bank and securities intermediary, the Pre-Petition Collateral Agent and the Pre-Petition Administrative Agent.
“Securities Intermediary” has the meaning provided in the preamble.
“Security Discharge Date” means the date on which (i) all outstanding Commitments have been terminated and (ii) all amounts payable in respect of the Obligations have been irrevocably and indefeasibly paid in full in cash (other than obligations under the Financing Documents that by their terms survive and with respect to which no claim has been made by the Senior Secured Parties).
“Senior Secured Parties” means the Lenders, the Agents and each of their respective successors, transferees and assigns.
“UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the security in any Account Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions.

Section 1.02 Principles of Interpretation. (a) Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Accounts Agreement shall have the same meanings when used in the Credit Agreement.
(b) Unless the context requires otherwise, any reference in this Accounts Agreement to any Financing Document shall mean such Financing Document and all schedules, exhibits and attachments thereto, as amended from time to time.
(c) All the agreements, contracts or documents defined or referred to herein shall mean such agreements, contracts or documents as the same may from time to time be supplemented, amended or replaced or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and this Accounts Agreement, and shall disregard any supplement, amendment, replacement or waiver made in breach of this Accounts Agreement.
(d) Defined terms in this Accounts Agreement shall include in the singular number the plural and in the plural number the singular.
(e) The words “herein,” “hereof” and “hereunder” and words of similar import when used in this Accounts Agreement shall, unless otherwise expressly specified, refer to this Accounts Agreement as a whole and not to any particular provision of this Accounts Agreement and all references to Articles, Sections, Exhibits and Schedules shall be references to Articles, Sections, Exhibits and Schedules of this Accounts Agreement, unless otherwise specified.
(f) The words “include,” “includes” and “including” are not limiting.
(g) Any reference to any Person shall include its permitted successors and permitted assigns in the capacity indicated, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities.
Section 1.03 Credit Agreement, Pre-Petition Accounts Agreement and UCC Definitions. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Accounts Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement, the Pre-Petition Accounts Agreement or, if not defined therein, the UCC.
Section 1.04 Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used in any Financing Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with GAAP.

ARTICLE II
APPOINTMENT; SECURITY INTEREST
Section 2.01 Appointment. (a) The Collateral Agent, on behalf and at the direction of the Senior Secured Parties, hereby appoints and authorizes the Accounts Bank to act as its depository for the benefit of the Senior Secured Parties, and as the securities intermediary or bank with respect to the Project Accounts for the benefit of the Collateral Agent, on behalf of the Senior Secured Parties, with such powers as are expressly delegated to the Accounts Bank by the terms of this Accounts Agreement, together with such other powers as are reasonably incidental thereto. The Accounts Bank hereby accepts each such appointment and agrees to act as the depository for the Collateral Agent, on behalf of the Senior Secured Parties, and as the securities intermediary or bank with respect to the Project Accounts, for the benefit of the Collateral Agent, on behalf of the Senior Secured Parties, in accordance with the terms of this Accounts Agreement. The Accounts Bank further agrees to accept and hold, as securities intermediary or as a bank, in its custody and in accordance with the terms of this Accounts Agreement, for the Collateral Agent, on behalf of the Senior Secured Parties, the Project Accounts and the Account Collateral.
(b) The Collateral Agent also hereby appoints and authorizes the Accounts Bank to act on its behalf for the purpose of the creation and perfection of a security interest having the priority set forth in the Credit Agreement in favor of the Collateral Agent, for the benefit of the Senior Secured Parties, in the Project Accounts to the extent that they are deemed under applicable Law not to constitute securities accounts or deposit accounts and in any Account Collateral that is deemed under applicable Law not to constitute a “financial asset” (within the meaning of Section 8-102(9) of the UCC). The Accounts Bank hereby accepts this appointment and agrees to act as the Accounts Bank for the Collateral Agent, on behalf of the Senior Secured Parties, for such purpose and to hold and maintain exclusive dominion and control over the Project Accounts and any such Account Collateral on behalf of the Collateral Agent, acting for the benefit of the Senior Secured Parties.

(c) Notwithstanding any provision to the contrary contained elsewhere in any Financing Document, the Accounts Bank shall not have any duties or responsibilities except those expressly set forth herein, nor shall the Accounts Bank have or be deemed to have any fiduciary relationship with any Senior Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Financing Document or otherwise exist against the Accounts Bank. Without limiting the generality of the foregoing sentence, the use of the term “agent” in any Financing Document with reference to the Accounts Bank is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
(d) Notwithstanding anything to the contrary provided for in the Pre-Petition Accounts Agreement, until otherwise instructed by the Collateral Agent, the Accounts Bank shall not act upon any direction submitted to the Accounts Bank by the Pre-Petition Collateral Agent. By its signature below, the Pre-Petition Collateral Agent consents to: (i) the execution and delivery by the parties hereto of this Agreement, (ii) the applicability of this Agreement to the Project Accounts and (iii) the provisions of this Section 2.01(d).
Section 2.02 Representations, Warranties and Covenants of Accounts Bank. The Accounts Bank hereby represents, warrants, covenants and agrees with the Collateral Agent, for the benefit of the Senior Secured Parties, and the Borrower as follows:
(a) it is a securities intermediary on the date hereof and shall act as such in maintaining the Project Accounts and all of the Account Collateral (including all securities and other financial assets or security entitlements deposited in or credited to the Project Accounts) from time to time transferred, deposited in or credited to or maintained in the Project Accounts;
(b) it is the bank with which each Project Account is maintained and the securities intermediary with respect to the financial assets held in the Project Accounts. In this regard, (i) if the Accounts Bank has knowledge that an issuer of any financial asset is required to make a payment or distribution in respect of such financial asset, the Accounts Bank shall have fulfilled its duty under applicable Law to take action to obtain such payment or distribution if (A) it credits such payment or distribution to the Project Accounts in accordance with the Pre-Petition Accounts Agreement if such payment or distribution is made or (B) it notifies the Borrower and the Collateral Agent that such payment or distribution has not been made, and (ii) if the Accounts Bank is required by applicable Law or the Pre-Petition Accounts Agreement to credit to any Project Account any financial asset purported to be transferred or credited to the Accounts Bank pursuant to applicable Law, the Accounts Bank shall have fulfilled its duty to so credit any Project Account if it credits as a security entitlement to the applicable party whatever rights the Accounts Bank purportedly has in the financial asset transferred or credited to the Accounts Bank and the Accounts Bank shall have no duty to ensure that applicable Law has been complied with in respect of the transfer of the financial asset or to create a security interest in or Lien on any financial asset purported to be transferred or credited to the Accounts Bank and subsequently credited to any Project Account;

(c) it shall promptly perform all duties imposed upon a securities intermediary and a bank under the UCC, other applicable Law and this Accounts Agreement;
(d) the Collateral Agent, for the benefit of the Senior Secured Parties, and no other Person, is the Accounts Bank’s customer with respect to the Project Accounts, and the Borrower has consented to the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties, being deemed the customer hereunder;
(e) the Securities Intermediary’s jurisdiction, for purposes of this Accounts Agreement and Article 8 of the UCC, is and shall continue to be the State of New York, and the bank’s jurisdiction of the Accounts Bank, for purposes of this Accounts Agreement and Section 9-304(b)(1) of the UCC, is and shall continue to be the State of New York;
(f) it has established and maintains the Project Accounts as set forth in the Pre-Petition Accounts Agreement;
(g) each Project Account is and will be maintained as a securities account or, as set forth in Section 2.03 (Project Accounts as Deposit Account), a deposit account;
(h) all financial assets acquired by or delivered to the Accounts Bank shall be held by the Accounts Bank and credited by book entry to the relevant Project Account or otherwise accepted by the Accounts Bank for credit to the relevant Project Account. Any financial asset so credited or accepted for credit to the relevant Project Account shall be registered in the name of, payable to, or to the order of, or indorsed to the Accounts Bank or in blank and in no case will any financial asset credited to any Project Account or held by the Accounts Bank for credit to any Project Account be registered in the name of, payable to, to the order of, or indorsed to, the Borrower, except to the extent that such financial asset has been subsequently indorsed by the Borrower to the Accounts Bank or in blank;

(i) each item of property (including any cash, security, general intangible, document, instrument or obligation, share, participation, interest or other property whatsoever) deposited in or credited to any Project Account shall be treated as a financial asset under and for the purposes of Article 8 of the UCC, including Section 8-102(a)(9)(iii) thereof. Notwithstanding any provision herein to the contrary, any property contained in the Project Accounts that is not deemed to be a financial asset under applicable Law, to the extent permitted by applicable Law, will be deemed to be deposited in a deposit account and subject to Section 2.03 (Project Accounts as Deposit Account);
(j) the Collateral Agent, for the benefit of the Senior Secured Parties, is the entitlement holder in any security entitlements with respect to any financial assets deposited in or credited to the Project Accounts, and the Collateral Agent may issue entitlement orders with respect thereto;
(k) if at any time it receives an entitlement order or any other order from the Collateral Agent directing the transfer, redemption or liquidation of any financial asset carried in the Project Accounts or any instruction originated by the Collateral Agent directing the disbursement, deposit and/or transfer of any funds or other property held in the Project Accounts, the Accounts Bank shall comply with such entitlement order, instruction or other order without further consent by the Borrower or any other Person. The Borrower hereby agrees that the Collateral Agent, on behalf of and for the benefit of the Senior Secured Parties, shall have control of the security entitlements carried in the Project Accounts and of the financial assets carried in the Project Accounts, and the Borrower hereby disclaims any entitlement to claim control of such security entitlements or financial assets;
(l) the Accounts Bank shall not change the name or account number of any Project Account unless it obtains the prior written consent of the Collateral Agent and, so long as no Event of Default has occurred and is continuing, provides prior written notice to the Borrower;
(m) except for the claims and interest of (i) the Collateral Agent, for the benefit of the Senior Secured Parties, (ii) the Pre-Petition Collateral Agent, for the benefit of the Pre-Petition Senior Secured Parties and (iii) the Borrower, in the Project Accounts, it does not know of and has not received written notice of any right or claim (including any adverse claim) to or interest in the Project Accounts or any Account Collateral (including, without limitation, funds and financial assets) deposited in or credited to the Project Accounts by any Person. If any Person (other than the Collateral Agent, on behalf of the Senior Secured Parties or the Pre-Petition Collateral Agent, for the benefit of the Pre-Petition Senior Secured Parties) asserts any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Project Account or in any financial asset or other property deposited therein or credited thereto, the Accounts Bank will promptly notify the Collateral Agent and the Borrower in writing thereof; and

(n) the Accounts Bank has not entered into and will not enter into any agreement with respect to the Project Accounts or any financial assets or other property deposited in or credited to any Project Account other than this Accounts Agreement and the Pre-Petition Accounts Agreement, each as may be amended from time to time. The Accounts Bank has not entered into and will not enter into any agreement with the Borrower or any other Person purporting to limit or condition the obligation of the Accounts Bank to comply with entitlement orders or any other order originated by the Collateral Agent in accordance with this Accounts Agreement other than the Pre-Petition Accounts Agreement, as may be amended from time to time.
Section 2.03 Project Accounts as Deposit Account. (a) The parties hereto agree that, to the extent that the Project Accounts are not considered “securities accounts” (within the meaning of Section 8-501(a) of the UCC), the Project Accounts shall be deemed to be deposit accounts (as defined in Section 9-102(a)(29) of the UCC) to the extent a security interest can be granted and perfected under the UCC in the Project Accounts as deposit accounts, which the Borrower shall maintain with the Accounts Bank acting not as Securities Intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the UCC).
(b) The Collateral Agent, on behalf of the Senior Secured Parties, shall be deemed the sole customer of the Accounts Bank for purposes of the Project Accounts and, as such, shall be entitled to all of the rights that customers of banks have under applicable Law with respect to deposit accounts, including the right to withdraw funds from, or close, the Project Accounts, and the Borrower hereby consents to the Collateral Agent being deemed the customer hereunder.
Section 2.04 Security Interest. (a) As security for the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of any and all of the Obligations and the due performance and compliance by the Borrower with all of the terms, conditions, and agreements to be performed and complied with by it under and pursuant to the terms of the Credit Agreement and the other Financing Documents, the Borrower has granted a security interest to the Collateral Agent, for the benefit of the Senior Secured Parties, pursuant to the Credit Agreement in, all of its right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Borrower, wherever located, and whether now or hereafter existing or arising (collectively, the “Account Collateral”):

(i) each of the Project Accounts, including all funds, Cash Equivalents, securities, financial assets or other property held in, required to be held in or credited to any of the Project Accounts or otherwise in possession or control of the Accounts Bank pursuant to this Accounts Agreement, and all interest, dividends and other income derived therefrom;
(ii) all statements, certificates, instruments and investment property representing or evidencing any property described in clause (i) above held in, required to be held in or credited to any of the Project Accounts or otherwise in possession or control of the Accounts Bank pursuant to this Accounts Agreement; and
(iii) to the extent not included in the foregoing, all proceeds, products and accessions of and to any and all of the foregoing, including whatever is received upon any collection, exchange, sale or other disposition of any of the foregoing and any property into which any of the foregoing is converted, whether cash or non-cash proceeds, and any and all other amounts paid or payable under or in connection with any of the foregoing and all security entitlements of the Borrower in any and all of the foregoing.
Section 2.05 Control and Perfection of Account Collateral. (a) The Borrower specifically acknowledges and agrees that (i) (A) each Project Account shall be maintained so that the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties, has control of such Project Account in the manner specified in Section 9-104 of the UCC, (B) all Cash Equivalents shall be maintained so that the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties, has control of such Cash Equivalents in the manner specified in Section 9-106 of the UCC, and (C) all financial assets held in the Project Accounts shall be maintained so that the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties, has control of such financial assets in the manner specified in Section 8-106 of the UCC.
(b) The Borrower shall give, execute, deliver, file, record, authenticate, authorize or obtain all such UCC financing statements as may be necessary to perfect and maintain the security interest granted under the Credit Agreement.
(c) Until the Security Discharge Date, the Borrower shall not have any rights against or to monies held in the Project Accounts except the right to receive or make requisitions of funds deposited in or credited to the Project Accounts as permitted by this Accounts Agreement and the Pre-Petition Accounts Agreement.

Section 2.06 Subordination. (a) The Accounts Bank hereby acknowledges the security interest granted to the Collateral Agent, for the benefit of the Senior Secured Parties. In the event that the Accounts Bank has or subsequently obtains by agreement, operation of Law or otherwise a right of recoupment or set-off or any Lien in any of the Project Accounts, Account Collateral or any financial asset or other property deposited therein or credited thereto or any security entitlement related thereto, the Accounts Bank hereby agrees that such right of recoupment or set-off and/or any such Lien shall (except to the extent provided in clause (c) of this Section 2.06) be subordinate to the security interest of the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties. The Accounts Bank agrees that it shall not (except to the extent provided in clause (c) of this Section 2.06) assert or enforce any such right of recoupment or set-off and/or any Lien until the Notice of Security Discharge Date.
(b) Until the Notice of Security Discharge Date, the financial assets and other items deposited in or credited to the Project Accounts and all other Account Collateral will not (except to the extent provided in clause (c) of this Section 2.06) be subject to deduction, set-off, banker’s lien or any other right in favor of any Person other than the Collateral Agent, on behalf and for the benefit of the Senior Secured Parties and the Pre-Petition Collateral Agent, for the benefit of the Pre-Petition Senior Secured Parties.
(c) The Project Accounts, Account Collateral or any financial asset or other property deposited therein or credited thereto shall be subject to deduction, set-off, banker’s lien and recoupment to the extent of returned items and chargebacks either for uncollected checks or other items of payment and transfers previously credited to one or more Project Accounts, and each of the Collateral Agent, on behalf of and for the benefit of the Senior Secured Parties, and the Borrower hereby expressly authorizes the Accounts Bank to debit the relevant Project Account(s) for such amounts.
Section 2.07 No Knowledge of Certain Events. (a) The Accounts Bank shall not be charged with knowledge of any Notice of Suspension, Default or Event of Default unless the Accounts Bank has received such Notice of Suspension or other written notice of such Default or Event of Default from the Administrative Agent, the Collateral Agent or an Authorized Officer of the Borrower.
(b) The Accounts Bank shall not be charged with the knowledge that any transfer or withdrawal from any Project Account would result in the occurrence of a Default or Event of Default, unless it has received written notice thereof from the Administrative Agent, the Collateral Agent or an Authorized Officer of the Borrower.

ARTICLE III
INVESTMENTS
Section 3.01 Investments. Prior to the receipt by the Accounts Bank of a Notice of Suspension, any amounts held by the Accounts Bank in the Project Accounts shall be invested by the Accounts Bank from time to time, at the risk and expense of the Borrower, solely in such Cash Equivalents as an Authorized Officer of the Borrower shall direct in writing (which may be in the form of a standing instruction). The Borrower shall select Cash Equivalents having such maturities as shall cause the Project Accounts to have a cash balance as of any day sufficient to cover the transfers to be made from the Project Accounts on such day in accordance with this Accounts Agreement and the Pre-Petition Accounts Agreement. Upon delivery by the Collateral Agent to the Accounts Bank of a Notice of Suspension and until written revocation of such Notice of Suspension is delivered to the Accounts Bank by the Collateral Agent, any amounts held by the Accounts Bank in the Project Accounts shall be invested by the Accounts Bank from time to time, solely in such Cash Equivalents as the Collateral Agent or the Administrative Agent, in its sole discretion, may direct; provided that the Accounts Bank’s obligation to invest such amounts is conditioned upon receipt by the Accounts Bank of a valid United States Department of the Treasury Internal Revenue Service tax Form W-9. Neither the Collateral Agent, the Accounts Bank nor the Administrative Agent shall be liable for any loss resulting from any Cash Equivalents (or any investment or reinvestment therein or liquidation or redemption thereof) from any Project Account or the sale or redemption thereof except to the extent that such loss results solely from the gross negligence or willful misconduct of the Collateral Agent, the Accounts Bank or the Administrative Agent, as the case may be, it being understood and agreed that in no event shall any of the Administrative Agent, the Accounts Bank or the Collateral Agent, as the case may be, be liable for any loss resulting from any investment made, or any sale or redemption of any investment made, in accordance with instructions received from the Borrower, the Collateral Agent or the Administrative Agent, as the case may be, or failure to receive written direction as required hereunder, or in accordance with Section 3.02 (Sale and Liquidation) hereof.
Section 3.02 Sale and Liquidation. In the event that the cash balance in any of the Project Accounts is as of any day insufficient to cover the transfers to be made from such Project Account on such day (and if advised in writing by the Administrative Agent or the Borrower of such circumstances), the Collateral Agent may (but shall not be obligated to) direct the Accounts Bank, without instructions from the Borrower, to sell or liquidate the Cash Equivalents standing to the credit of such Project Account (without regard to maturity date) in such manner as the Collateral Agent may direct in order to obtain cash at least sufficient to make such transfers and to pay any expenses and charges incurred in connection with effecting any such sale or liquidation, which expenses and charges the Accounts Bank shall be authorized to pay with cash on deposit in such Project Account. Neither the Accounts Bank, the Collateral Agent nor any other Senior Secured Party shall be liable to any Person for any loss suffered because of any such sale or liquidation.

ARTICLE IV
DEFAULT AND ENFORCEMENT
Section 4.01 Notices of Suspension of Project Accounts. (a) The Collateral Agent may, but shall not be required to, suspend the right of the Accounts Bank and the Borrower to withdraw or otherwise deal with any funds deposited in or credited to the Project Accounts at any time during the occurrence and continuance of an Event of Default by delivering a notice to the Accounts Bank (with a copy to the Borrower and the Administrative Agent) (a “Notice of Suspension”).
(b) Notwithstanding any other provision of the Credit Agreement or any other Financing Document, after the issuance by the Collateral Agent of a Notice of Suspension in accordance with Section 4.01(a) and until such time as the Collateral Agent advises the Accounts Bank and the Borrower in writing that it has withdrawn such Notice of Suspension (which it shall do promptly if such Event of Default is no longer continuing or has been waived), no amount may be withdrawn by the Accounts Bank from any Project Account, including for investment in Cash Equivalents, without the express prior written consent of the Collateral Agent.
(c) For the avoidance of doubt, the withdrawal of a Notice of Suspension by the Collateral Agent shall not affect any other Notice of Suspension that it may have issued.

Section 4.02 Collateral Agent Appointed Attorney-in-Fact. The Borrower hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact (which appointment as attorney-in-fact shall be coupled with an interest), with full authority, if a Notice of Suspension has been delivered to the Accounts Bank and until such Notice of Suspension has been withdrawn, to take any action and to execute any and all documents and instruments in the place and stead of the Borrower and in the name of the Borrower or otherwise, that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Accounts Agreement in a commercially reasonable manner to the extent required by the UCC, without notice to the Borrower, including:
(a) if an Event of Default has occurred and is continuing, to exercise the rights and remedies set forth in this Accounts Agreement and the other Financing Documents;
(b) to take any action that the Collateral Agent may, in its discretion and at the Borrower’s expense, deem necessary or appropriate (i) to perfect, maintain and enforce any security interest or other Lien created in favor of the Collateral Agent, for the benefit of the Senior Secured Parties, (ii) to create, perfect, maintain and enforce any security interest or other Lien granted or purported to be granted hereby or (iii) to otherwise accomplish the purposes of this Accounts Agreement;
(c) to receive, endorse and collect all funds or other property in which the Borrower has an interest and that would constitute Account Collateral under the terms of this Accounts Agreement, in each case representing any proceeds, dividends, interest payments or other distributions constituting Account Collateral or any part thereof and to give full discharge for the same and, after the occurrence and during the continuation of an Event of Default, to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed necessary or appropriate by the Collateral Agent for the purpose of collecting any and all of such proceeds, dividends, payments or other distributions;
(d) to pay or discharge Taxes and Liens levied or placed on the Account Collateral;
(e) (i) after the occurrence and during the continuation of an Event of Default, to direct any party liable for any payment under or with respect to any of the Account Collateral to make payment of any and all moneys due or to become due thereunder or with respect thereto directly to the Collateral Agent or as the Collateral Agent may direct, (ii) to ask or make, demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any of the Account Collateral, (iii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Account Collateral or any part thereof and to enforce any other right in respect of any of the Account Collateral, (iv) to defend any suit, action or proceeding brought against the Borrower with respect to any of the Account Collateral and (v) to settle, compromise or adjust any suit, action or proceeding described in Section 4.02(e)(iii) and (iv) and, in connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate;

(f) (i) to execute, in connection with any sale, lease, license or other disposition permitted to be made by the Collateral Agent hereunder, any endorsements, assignments, transfer statements or other instruments of conveyance or transfer with respect to the Account Collateral, and to file or register the same if required by applicable Law; and
(g) after the occurrence and during the continuation of an Event of Default, to communicate in its own name with any party to any agreement or instrument included in the Account Collateral, at any reasonable time, with regard to any matter relating to such agreement or instrument.
Section 4.03 Enforcement. (a) Notwithstanding any other provision of the Credit Agreement or any other Financing Document, the Collateral Agent or its designee may, on behalf of the Senior Secured Parties, at any time during the occurrence and continuance of an Event of Default, and following delivery of a Notice of Suspension that has not been withdrawn (provided that any failure to deliver such notice shall not affect the validity of any actions taken under this Section 4.03(a)) take enforcement action with respect to the Project Accounts and the Account Collateral, as provided in the Credit Agreement. Without limitation and in addition to any and all rights with respect to the Project Accounts and the Account Collateral under the Credit Agreement or any other Financing Document, the Collateral Agent may take enforcement action by:
(i) personally, or by attorneys, taking possession of the Project Accounts and the Account Collateral or any part thereof, from the Accounts Bank, the Borrower or any other Person that then has possession of any part thereof with or without notice or process of law;
(ii) instructing any obligor, guarantor or counterparty to any agreement, instrument or other obligation in respect of or relating to the Borrower or the Project Accounts and the Account Collateral to make any payment required by the terms of such agreement, instrument or obligation directly to the Collateral Agent or the Administrative Agent, for the benefit of the Senior Secured Parties;
(iii) taking possession of the Project Accounts and the Account Collateral or any part thereof by directing the Project Accounts and the Accounts Bank or the Borrower, as the case may be, to deliver the same to the Collateral Agent, for the benefit of the Senior Secured Parties, at any place or places designated by the Collateral Agent, it being understood that the Accounts Bank’s and the Borrower’s obligations to so deliver the Project Accounts and the Account Collateral are of the essence of this Accounts Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent, for the benefit of the Senior Secured Parties, shall be entitled to a decree requiring specific performance by the Accounts Bank or the Borrower, as the case may be, of such obligations;

(iv) foreclosing on the Account Collateral as herein provided or in any manner permitted by applicable Law (including through any permitted non-judicial foreclosure) either concurrently or in such order as the Collateral Agent may determine without affecting the rights or remedies to which the Collateral Agent, for the benefit of the Senior Secured Parties, may be entitled under this Accounts Agreement, the Credit Agreement, or any other Financing Document. The Borrower hereby waives, to the extent permitted by applicable Law, notice and judicial hearing in connection with the Collateral Agent’s taking possession or commencing any collection, recovery, receipt, appropriation, repossession, retention, set-off, sale, leasing, licensing, conveyance, assignment, transfer, liquidation, or other disposition of or realization upon any or all of the Account Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any right to any such notice which the Borrower would otherwise have under applicable Law;
(v) withdrawing any and all cash and liquidating any and all Cash Equivalents in any of the Project Accounts and the and applying such cash, the liquidation proceeds of Cash Equivalents and other cash, if any, then held in any Project Account or as Account Collateral in accordance with Section 4.03(b); or
(vi) selling, assigning or otherwise liquidating the Project Accounts or the Account Collateral, or any part thereof, at a public or private sale, for cash, upon credit or for future delivery, and at such prices as the Collateral Agent may deem satisfactory, and taking possession of the proceeds of any such sale or liquidation.
(b) Notwithstanding anything to the contrary in this Accounts Agreement, the Credit Agreement or any other Financing Document, the Borrower acknowledges that if an Event of Default has occurred and is continuing, and following delivery of a Notice of Suspension that has not been withdrawn (provided that any failure to deliver such notice shall not affect the validity of any actions taken under this Section 4.03(b)), the Collateral Agent, on behalf of the Senior Secured Parties, is entitled to apply amounts deposited in or credited to any Project Account to pay Obligations or any other amounts related to the Project (including without limitation Operation and Maintenance Expenses) as it deems appropriate.
(c) The Accounts Bank shall promptly comply with any instruction given by the Collateral Agent as contemplated by Section 2.01 (Appointment) (without reference to any inconsistent request or instruction from the Borrower or otherwise).

(d) The Collateral Agent may, during the continuance of an Event of Default, and at any time following the delivery of a Notice of Suspension and until such notice has been withdrawn (provided that any failure to deliver such notice shall not affect the validity of any actions taken under this Section 4.03), exercise its rights under this Section 4.03 as frequently, and as many times, as it considers appropriate.
Section 4.04 Collateral Agent’s Discretionary Powers. Nothing in this Article IV shall impair the right of the Collateral Agent in its discretion to take or omit to take any action deemed proper by the Collateral Agent and which action or omission is consistent with any express written direction of the Administrative Agent or with the express provisions of this Accounts Agreement. The Collateral Agent shall have the right at any time to seek instructions from the Administrative Agent concerning the administration of this Accounts Agreement, and to request, and receive, direction from the Administrative Agent regarding the enforcement actions set forth in Section 4.03 (Enforcement).
Section 4.05 Regarding the Collateral Agent. The Collateral Agent shall be afforded all of the rights, powers, protections, immunities and indemnities set forth in the Credit Agreement as if the same were specifically set forth herein.
ARTICLE V
THE ACCOUNTS BANK
Section 5.01 Duties of the Accounts Bank and Securities Intermediary. (a) The Accounts Bank, acting as Securities Intermediary, will have the obligations of a securities intermediary under Article 8 of the UCC, and acting as a bank with respect to the Project Accounts, will have the obligations of a bank under Article 9 of the UCC. The Accounts Bank will also have those duties and responsibilities expressly set forth in this Accounts Agreement, and no additional duties, responsibilities, obligations or liabilities shall be inferred from the provisions of this Accounts Agreement or imposed on the Accounts Bank. The Accounts Bank will act at the written direction of the Collateral Agent, the Administrative Agent and, as expressly provided in this Accounts Agreement, the Borrower, but will not be required to take any action that is contrary to this Accounts Agreement or applicable Law or that, in its reasonable judgment, would involve it in expense or liability, unless it has been furnished with adequate indemnity and/or security against such expense or liability. The Accounts Bank will have no responsibility to ensure the performance by any other party of its duties and obligations hereunder. The Accounts Bank will use the same care with respect to the safekeeping and handling of property held in the Project Accounts as the Accounts Bank uses in respect of property held for its own sole benefit. The provisions of this Article V are solely for the benefit of the Accounts Bank, the Collateral Agent and the Senior Secured Parties.

(b) In performing its functions and duties under this Accounts Agreement, the Accounts Bank will act solely as the depository of the Collateral Agent, for the benefit of the Senior Secured Parties, and as Securities Intermediary or as a bank, as the case may be, with respect to the Project Accounts for the benefit of the Collateral Agent, for the benefit of the Senior Secured Parties. The Accounts Bank does not assume and will not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Borrower or any Person other than the Collateral Agent. None of the Senior Secured Parties or the Borrower will have any rights against the Accounts Bank hereunder, other than for the Accounts Bank’s gross negligence or willful misconduct. Except as otherwise expressly provided in this Accounts Agreement, the Borrower will not have any right to direct the Accounts Bank to distribute or allocate any funds, instruments, securities, financial assets or other assets in the Project Accounts or to withdraw or transfer any funds, instruments, securities, financial assets or other assets from the Project Accounts. Except as otherwise expressly provided in this Accounts Agreement, the Collateral Agent, on behalf of the Senior Secured Parties, will have the sole right to issue directions and instructions to the Accounts Bank, acting as Securities Intermediary or bank, as the case may be, in accordance with this Accounts Agreement, and to issue entitlement orders with respect to the Project Accounts. It is expressly understood and agreed that any investment made with funds held in the Project Accounts may be made only in accordance with the express provisions of Section 3.01 (Investments) and, when an investment is so made, it is expressly understood and agreed that such investment was made with the permission of the Collateral Agent in the exercise of its exclusive possession of, and dominion and control over, the Project Accounts, which it maintains through the Accounts Bank. The Accounts Bank shall not in any way whatsoever be liable for any loss or depreciation in the value of any investments made pursuant to the terms of this Accounts Agreement.
Section 5.02 Exculpatory Provisions. (a) Neither the Accounts Bank nor any of its directors, officers, employees or agents will have any duties or obligations except those expressly set forth herein or required by applicable law. Without limiting the generality of the foregoing, the Accounts Bank shall not:
(i) be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(ii) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Accounts Bank is required to exercise as directed in writing by the Collateral Agent, the Administrative Agent or the Required Lenders; provided that the Accounts Bank shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Accounts Bank to liability or that is contrary to any Financing Document or applicable Law; and provided further that no such direction given to the Accounts Bank that in the sole judgment of the Accounts Bank imposes, or purports to impose, or might reasonably be expected to impose upon the Accounts Bank any obligation or liability not set forth herein or arising hereunder shall be binding upon the Accounts Bank unless the Accounts Bank, in its sole discretion, accepts such direction;
(iii) except as expressly set forth herein, have any duty to disclose, nor shall the Accounts Bank be liable for any failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Accounts Bank or any of its Affiliates in any capacity; or
(iv) be required to institute any legal proceedings arising out of or in connection with, or otherwise take steps to enforce, this Accounts Agreement other than on the instructions of the Required Lenders or the Administrative Agent;
(b) Neither the Accounts Bank nor any of its directors, officers, employees or agents shall be liable for any action taken or not taken by it (i) with the prior written consent or at the request of the Collateral Agent, the Administrative Agent or the Required Lenders, (ii) as may be reasonably necessary, or as the Accounts Bank may believe in good faith to be necessary, under the circumstances as provided in Section 2.01 (Appointment) or (iii) in the absence of its own gross negligence or willful misconduct.
(c) Neither the Accounts Bank nor any of its directors, officers, employees or agents shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Accounts Agreement, the Credit Agreement, or any other Financing Document, (ii) the contents of any certificate, report, opinion or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein (including the use of proceeds) or the occurrence or continuance of any Default or Event of Default, (iv) the validity, enforceability, effectiveness, genuineness or admissibility in evidence of this Accounts Agreement, the Credit Agreement, any other Financing Document, or any other agreement, instrument or document, or the perfection or priority of any Lien or security interest created or purported to be created by any Security Document (or title to or rights in any collateral under any Security Document), or (v) the satisfaction of any condition set forth in Article VI (Conditions Precedent) of the Credit Agreement or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Accounts Bank.

(d) The Accounts Bank may, unless and until it shall have received directions from the Required Lenders or the Administrative Agent, take such action or refrain from taking such action in respect of a Default or Event of Default of which the Accounts Bank has been advised in writing by the Required Lenders or the Administrative Agent as it shall reasonably deem advisable in the best interests of the Lenders (but shall not be obligated to do so).
Section 5.03 Reliance by Accounts Bank. The Accounts Bank shall be entitled to rely upon, and shall not (nor shall any of its directors, officers, employees or agents) incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) reasonably believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Accounts Bank also may rely upon any statement made to it orally or by telephone and reasonably believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Accounts Bank may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts reasonably selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Accounts Bank may at any time and from time to time solicit written instructions in the form of directions from the Administrative Agent, the Collateral Agent or the Required Lenders or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Accounts Agreement.
Section 5.04 Written Instructions; Notices. (a) Notwithstanding anything in this Accounts Agreement, the Credit Agreement or any other Financing Document to the contrary, the Accounts Bank shall have no obligation to (i) make any payment, transfer or withdrawal from any Project Account until it has received written direction to make such payment, transfer or withdrawal from the Administrative Agent, the Collateral Agent or the Borrower as set forth herein or (ii) determine whether any payment, transfer or withdrawal from any Project Account made in accordance with any written direction from the Administrative Agent, the Collateral Agent or the Borrower complies with the terms of this Accounts Agreement. The Accounts Bank shall have no liability for, nor any responsibility or obligation to confirm, the use or application by the Borrower, the Collateral Agent or the Administrative Agent or any other recipient of amounts withdrawn or transferred from any Project Account.

(b) Except as otherwise provided in this Accounts Agreement, the Accounts Bank shall take action under this Accounts Agreement only as it shall be directed in writing by the Collateral Agent or the Administrative Agent. In each case that the Accounts Bank may or is required under the other Financing Documents to take any action (an “Accounts Bank Action”), including without limitation to make any determination or judgment, to give consents, to exercise rights, powers or remedies or otherwise to act hereunder, under any other Financing Document, the Accounts Bank may seek direction from the Collateral Agent or the Administrative Agent and shall be entitled to refrain from such Accounts Bank Action unless and until it has received such direction and shall not incur any liability to any Person by reason of so refraining.
Section 5.05 Resignation or Removal of Accounts Bank. (a) The Accounts Bank may resign from the performance of all its functions and duties hereunder at any time by giving thirty (30) days’ prior notice to the Borrower and the Collateral Agent. The Accounts Bank may be removed (i) at any time by the Administrative Agent or the Required Lenders, or (ii) in the event of a material breach by the Accounts Bank of its duties hereunder, by the Borrower in consultation with the Administrative Agent. Such resignation or removal shall take effect upon the appointment of a successor Accounts Bank, in accordance with this Section 5.05.
(b) Upon the notice of resignation by the Accounts Bank or upon the removal of the Accounts Bank pursuant to Section 5.05(a), the Administrative Agent shall appoint a successor Accounts Bank hereunder, who shall be a commercial bank having a combined capital and surplus of at least two hundred fifty million Dollars ($250,000,000).
(c) If no successor Accounts Bank has been appointed by the Administrative Agent within thirty (30) days after the date such notice of resignation was given by the Accounts Bank or the date on which the Administrative Agent, the Required Lenders or the Borrower elected to remove the Accounts Bank, pursuant to Section 5.05(a), any Senior Secured Party may petition any court of competent jurisdiction for the appointment of a successor Accounts Bank. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Accounts Bank who shall serve as Accounts Bank hereunder until such time, if any, as the Administrative Agent appoints a successor Accounts Bank, as provided above.
(d) Upon the acceptance of a successor’s appointment as Accounts Bank hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Accounts Bank, and the retiring (or removed) Accounts Bank shall be discharged from all of its duties and obligations hereunder. After the retirement or removal of the Accounts Bank hereunder, the provisions of this Article V shall continue in effect for the benefit of the retiring (or removed) Accounts Bank in respect of any actions taken or omitted to be taken by it while the retiring or removed Accounts Bank was acting as Accounts Bank.

(e) The retiring or removed Accounts Bank will promptly transfer all of the Project Accounts and the Account Collateral to the possession or control of the successor Accounts Bank and will, at the sole cost and expense of the Borrower, execute and deliver such notices, instructions and assignments as may be reasonably necessary or desirable to transfer the rights of the Accounts Bank, together with all records and reports, with respect to the Project Accounts and the Account Collateral to the successor Accounts Bank.
Section 5.06 No Amendment to Duties of Accounts Bank Without Consent. The Accounts Bank shall not be bound by any waiver, amendment, supplement or modification of this Accounts Agreement that affects its rights or duties hereunder or thereunder unless the Accounts Bank shall have given its prior written consent, in its capacity as Accounts Bank, thereto.
ARTICLE VI
MISCELLANEOUS
Section 6.01 Amendments, Etc. No amendment or waiver of any provision of this Accounts Agreement and no consent to any departure by the Borrower shall be effective unless in writing signed by the Collateral Agent and, in the case of an amendment, the Borrower, the Collateral Agent, the Administrative Agent and the Accounts Bank, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by the Accounts Bank in addition to the Collateral Agent, affect the rights or duties of, or any fees or other amounts payable to, the Accounts Bank under this Accounts Agreement
Section 6.02 Applicable Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
(b) SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT OF THE MIDDLE DISTRICT OF GEORGIA, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ACCOUNTS AGREEMENT, OR ANY OTHER FINANCING DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS ACCOUNTS AGREEMENT OR IN ANY OTHER FINANCING DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY SENIOR SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS ACCOUNTS AGREEMENT, ANY OTHER FINANCING DOCUMENT AGAINST THE BORROWER, THE ACCOUNTS BANK OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) WAIVER OF VENUE. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ACCOUNTS AGREEMENT OR ANY OTHER FINANCING DOCUMENT IN ANY COURT REFERRED TO IN SECTION 6.02(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d) Immunity. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably and unconditionally waives such immunity in respect of its obligations under this Accounts Agreement, the other Financing Documents and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 6.02(d) shall have the fullest scope permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.
(e) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ACCOUNTS AGREEMENT, ANY OTHER FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS ACCOUNTS AGREEMENT, THE OTHER FINANCING DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.02.

Section 6.03 Assignments. The provisions of this Accounts Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent and the Administrative Agent, and the Accounts Bank may not assign or delegate any of its rights or obligations under this Accounts Agreement except pursuant to Section 5.05 (Resignation or Removal of Accounts Bank).
Section 6.04 Benefits of Accounts Agreement. Nothing in this Accounts Agreement or any other Financing Document, express or implied, shall give to any Person, other than the parties hereto, the Senior Secured Parties and their respective successors and assigns permitted under this Accounts Agreement or any other Financing Document, Participants to the extent provided in Section 10.03 (Assignments) of the Credit Agreement, and Related Parties of the Administrative Agent, the Collateral Agent and the Accounts Bank any benefit or any legal or equitable right or remedy under or by reason of this Accounts Agreement.
Section 6.05 Costs and Expenses. The Borrower shall pay (a) all reasonable and documented out-of-pocket expenses incurred by the Accounts Bank, the Administrative Agent and the Collateral Agent (including all reasonable fees, costs and expenses of counsel for the Accounts Bank, the Administrative Agent and the Collateral Agent), in connection with the preparation, negotiation, execution and delivery of this Accounts Agreement and the administration and maintenance of the Project Accounts (whether or not the transactions contemplated hereby are consummated); (b) all reasonable and documented out-of-pocket expenses incurred by the Collateral Agent, the Administrative Agent and the Accounts Bank (including all reasonable fees, costs and expenses of counsel for Collateral Agent, the Administrative Agent and the Accounts Bank), in connection with any amendments, modifications or waivers of the provisions of this Accounts Agreement (whether or not the transactions contemplated hereby are consummated); (c) all reasonable and documented out-of-pocket expenses incurred by the Accounts Bank, the Administrative Agent and the Collateral Agent (including all reasonable fees, costs and expenses of counsel for Accounts Bank, the Administrative Agent and the Collateral Agent), in connection with the administration of this Accounts Agreement (whether or not the transactions contemplated hereby are consummated); and (d) all out-of-pocket expenses incurred by the Accounts Bank, the Administrative Agent and the Collateral Agent (including all fees, costs and expenses of counsel for any of the Accounts Bank, the Administrative Agent and the Collateral Agent), in connection with the enforcement or protection of their rights in connection with this Accounts Agreement, including their rights under this Section 6.05, including in connection with any workout, restructuring or negotiations in respect of the Obligations.

Section 6.06 Counterparts; Effectiveness. This Accounts Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Accounts Agreement shall become effective when it has been executed by the Collateral Agent and when the Collateral Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Accounts Agreement by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Accounts Agreement.
Section 6.07 Indemnification by the Borrower. In addition to the indemnity by Borrower set forth in Section 6.09(f) (Notices and Other Communications), the Borrower hereby agrees to indemnify the Collateral Agent (and any sub-agent thereof), the Administrative Agent (and any sub-agent thereof), the Accounts Bank and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including all reasonable fees, costs and expenses of counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower arising out of, in connection with, or as a result of:
(a) the execution or delivery of this Accounts Agreement or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby;
(b) any funds deposited in or credited to any Project Account or the use or proposed use of the proceeds therefrom; and
(c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any of the Borrower’s members, managers or creditors, and regardless of whether any Indemnitee is a party thereto and whether or not any of the transactions contemplated hereunder, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee.

provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.
Section 6.08 No Waiver; Cumulative Remedies. No failure by any Senior Secured Party, the Accounts Bank, the Administrative Agent or the Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder, or under any other Financing Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Financing Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
Section 6.09 Notices and Other Communications. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 6.09(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows:

If to the Borrower:

Southwest Georgia Ethanol, LLC
Mailing Address:	P.O. Box 386 Camilla, GA 31730

Physical Address:	4615 Back Nine Road
Pelham, GA 31779

Attention:	Larry Kamp, Chief Financial Officer
Telephone:	(229) 522-2822
Facsimile:	(229) 522-2824
E-mail:	larry@firstunitedethanol.com

If to the Accounts Bank:

Amarillo National Bank
P.O. Box 1
Amarillo, Texas 79105
(or, for delivery by overnight courier, to:
410 S. Taylor
Amarillo, Texas 79101)
Attention:	Craig Sanders, Executive Vice President
Telephone:	806-378-8244
Facsimile:	806-345-1663
E-mail:	craig.sanders@anb.com

If to the Collateral Agent or the Pre-Petition Collateral Agent:

WestLB AG, New York Branch 7 World Trade Center 250 Greenwich Street New York, New York 10007 Attention: Dominick D’Ascoli Telephone: (212) 597-8546 Facsimile: (212) 789-0040

If to the Administrative Agent:

WestLB AG, New York Branch 7 World Trade Center 250 Greenwich Street New York, New York 10007 Attention: Dominick D’Ascoli Telephone: (212) 597-8546 Facsimile: (212) 789-0040
(b) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 6.09(d) shall be effective as provided in Section 6.09(d).

(c) Notices and other communications to the Borrower, the Collateral Agent, the Administrative Agent or the Accounts Bank hereunder may be delivered or furnished by electronic communication (including e-mail and internet or intranet websites). Each of the Collateral Agent, the Administrative Agent, the Accounts Bank or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(d) Unless otherwise prescribed, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not received during the normal business hours of the recipient, such notice or communication shall be deemed to have been received at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in Section 6.09(a) of notification that such notice or communication is available and identifying the website address therefor.
(e) Each of the Borrower, the Collateral Agent, the Administrative Agent and the Accounts Bank may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.
(f) The Collateral Agent, the Administrative Agent and the Accounts Bank shall be entitled to rely and act upon any written notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Collateral Agent, the Administrative Agent, the Accounts Bank and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Collateral Agent, the Administrative Agent or the Accounts Bank may be recorded by the Collateral Agent, the Administrative Agent or the Accounts Bank, and each of the parties hereto hereby consents to such recording.
Section 6.10 Patriot Act Notice. The Accounts Bank hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Accounts Bank to identify the Borrower in accordance with the Patriot Act.

Section 6.11 Severability. If any provision of this Accounts Agreement or any other Financing Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Accounts Agreement, the other Financing Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 6.12 Survival. Notwithstanding anything in this Accounts Agreement to the contrary, Section 6.05 (Costs and Expenses) and 6.07 (Indemnification by the Borrower) shall survive any termination of this Accounts Agreement.
Section 6.13 Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Accounts Agreement, any other Financing Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Accounts Agreement, the other Financing Documents or the transactions contemplated hereby or thereby.
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IN WITNESS WHEREOF, the parties hereto have caused this Debtor-In-Possession Accounts Agreement to be executed by their respective officers as of the day and year first above written.

SOUTHWEST GEORGIA ETHANOL, LLC, as the Borrower
By:	/s/ Lawrence A. Kamp
	Name:	Lawrence A. Kamp
	Title:	Chief Financial Officer

AMARILLO NATIONAL BANK, as the Accounts Bank
By:	/s/ Craig L. Sanders
	Name:	Craig L. Sanders
	Title:	Executive Vice President

AMARILLO NATIONAL BANK, as the Securities Intermediary
By:	/s/ Craig L. Sanders
	Name:	Craig L. Sanders
	Title:	Executive Vice President

WESTLB, AG, NEW YORK BRANCH, as the Collateral Agent
By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

WESTLB, AG, NEW YORK BRANCH, as the Administrative Agent
By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

By:	/s/ Christian Grane
	Name:	Christian Grane
	Title:	Executive Director

Accepted and Consented to as Described in Section 2.01(d): WESTLB, AG, NEW YORK BRANCH, as the Pre-Petition Collateral Agent
By:	/s/ Dominick D’Ascoli
	Name:	Dominick D’Ascoli
	Title:	Director

By:	/s/ Christian Grane
	Name:	Christian Grane
	Title:	Executive Director

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